Supplement to the
Fidelity® Series Emerging Markets Fund, Fidelity® Series Emerging Markets Opportunities Fund, Fidelity® Series International Growth Fund, Fidelity® Series International Small Cap Fund, and Fidelity® Series International Value Fund
December 30, 2023
Prospectus

The following information supplements information for Fidelity® Series Emerging Markets Opportunities Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Christopher Bartoli (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Pruett will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Portfolio Manager of the fund.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Christopher Bartoli is Co-Portfolio Manager of Fidelity® Series Emerging Markets Opportunities Fund, which he has managed since 2024. Since joining Fidelity Investments in 2008, Mr. Bartoli has worked as research analyst and portfolio manager.
It is expected that Mr. Pruett will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Portfolio Manager of Fidelity® Series Emerging Markets Opportunities Fund.
GSV-S-PSTK-0624-115 1.928460.115	June 24, 2024